Share Based Compensation	12 Months Ended
Dec. 31, 2022
Allrites Holdings Pte Ltd And Subsidiaries [Member]
Share Based Compensation

Note 11 — Share Based Compensation

Employee Share Option Plan

In 2019, the Company adopted its Employee Share Option Plan (“the Plan”). The Plan provides for grants of equity-based awards to employees, non-employee directors and officers, and advisors of the company (“Eligible Individual”). The Plan is designed to promote the interests of the company using equity investment interests to attract, motivate, and retain individuals. A maximum of 1,375,000 shares are authorized under the Plan. Generally, stock options granted from the Plan have a contractual term of ten years from the date of the grant and vest over one to four years.

The Company has issued stock options to various consultants and advisors of the Company. As of December 31, 2022, there were 481,087 securities remaining available for future issuance under the Plan.

Stock-Based Compensation Valuation Assumptions

The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Stock-based compensation expense related to stock options is based on the fair value on the date of grant and is amortized over the vesting period, generally between 2 to 4 years. Expected volatilities are based on historical pricing of guideline companies over the expected term. The expected term of stock options granted is based on the practical expedient and estimated the expected term as the midpoint between the vesting date and the contractual term. The risk-free rate for periods within the contractual life of the stock option is based on the U.S. Treasury yield curve in effect at the time of grant.

The following weighted-average assumptions were used for grants issued during 2022 and 2021 under the ASC No. 718 requirements:

	2022	2021
Weighted average risk-free rate	1.60%	0.88%
Weighted average volatility	133.83%	121.37%
Dividend yield	0.00%	0.00%
Expected term	3.1 years	3.8 years

The Company estimates forfeitures, based on historical activity, at the time of grant and revised if necessary in subsequent periods if actual forfeiture rates differ from those estimates. Stock-based compensation expense during the years ended December 31, 2022 and 2021 was $127,261 and $64,969, respectively.

Stock Option Activity

The following table summarizes stock option activities for the years ended December 31, 2022 and 2021:

	Outstanding Options	Weighted Average Exercise Price per Share
Outstanding January 1, 2021	390,893	$0.113
Granted	341,020	0.696
Outstanding December 31, 2021	731,913	0.517
Granted	180,000	0.721
Forfeited	(18,000)	0.010
Outstanding December 31, 2022	893,913	$0.649

Weighted average remaining life	3.5
Intrinsic value	$0.27
Options vested and exercisable at December 31, 2022	492,125	$0.649

The per-share weighted average grant-date fair value of stock options granted during the year ended December 31, 2022 and 2021 was $174,222 and $273,444, respectively. A deferred tax asset generally would be recorded related to the expected future tax benefit from the exercise of the non-qualified stock options. However, due to a history of net operating losses (“NOLs”), a full valuation allowance has been recorded related to the tax benefit for non-qualified stock options.

As of December 31, 2022, there was approximately $400,000 of unrecognized share based compensation expected to be recorded over the next four years.